UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2026

THE J. M. SMUCKER COMPANY
(Exact name of registrant as specified in charter)

Ohio	001-05111	34-0538550
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former name or former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The J. M. Smucker Company (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) virtually on August 12, 2026, pursuant to the 2026 Proxy Statement sent on or about June 26, 2026 to all shareholders of record at the close of business on June 15, 2026. At the Meeting, 91,893,859 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.The shareholders elected the following eleven Directors to each serve a one-year term expiring at the 2027 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Mercedes Abramo	76,898,291	777,405	204,719	14,013,444
Tarang Amin	76,939,713	749,648	191,054	14,013,444
Susan Chapman-Hughes	76,921,241	771,246	187,928	14,013,444
Woo-Sung (Bruce) Chung	77,120,986	573,549	185,880	14,013,444
Jay Henderson	76,416,864	1,276,067	187,484	14,013,444
Jonathan Johnson III	76,906,853	775,062	198,500	14,013,444
Kirk Perry	76,501,708	1,193,078	185,629	14,013,444
David Singer	77,137,701	552,211	190,503	14,013,444
Mark Smucker	76,403,914	1,295,482	181,019	14,013,444
Jodi Taylor	76,947,294	743,341	189,780	14,013,444
Dawn Willoughby	76,574,885	1,120,734	184,796	14,013,444
2.The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
88,326,304	3,286,402	281,153	—

3.The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the 2026 Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
74,735,892	2,776,717	367,806	14,013,444

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: August 17, 2026	By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal and Governance Officer

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